UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 27, 2004
(Date of earliest event reported)

Harsco Corporation
(Exact name of registrant as specified in its charter)

DE	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8888 Camp Hill PA, 17011	17001-8888
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated July 27, 2004

Item 12. Results of Operations and Financial Condition.

On July 27, 2004, Harsco Corporation issued a press release announcing its earnings for the second quarter and first six months of 2004. A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.1.

This information is being furnished in this report and shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit Index
99.1	Press release dated July 27, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation (Registrant)
July 27, 2004 (Date)	/s/ SALVATORE D. FAZZOLARI Salvatore D. Fazzolari Senior Vice President, Chief Financial Officer & Treasurer